Goldman Sachs Financial Services Conference December 5, 2012 Grayson Hall President and Chief Executive Officer Exhibit 99.1

Regions’ mission is to achieve superior economic
value for our shareholders over time by
making life better for our customers, our
associates and our communities
and creating shared value as we help them meet their
financial goals and aspirations.
Regions makes life better.

Focus on the Customer
Build the Best Team
Strengthen Financial Performance
Enhance Risk Management
Manage Performance

REGIONS

3 BUSINESS PRIORITIES Four strategic priorities based on a foundation of managing performance provide direction for all business decisions

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
GA
TX
FL
#1
#2
#1
#1
#6
#4
#4
#

REGIONS

OUR COMPANY TODAY…
COMPANY SNAPSHOT
September 2012
Associates 23,361
Assets $122B
Loans $75B
Deposits $95B
Branches 1,716
ATMs 2,061
Market Cap* $9.3B
•
Operating in sixteen states; however,
seven states represent 85% of total
deposits
•
Primary business lines:  Consumer
Services, Business Services, and
Wealth Management
•
22nd  Largest Mortgage Servicer, with
$41 billion servicing portfolio
•
Full line insurance brokerage firm
offering all lines of personal and
commercial insurance
* As of November 26, 2012
Regions Branches
Regions Insurance Group
Deposit Market Share

Top 10 MSAs     Deposits
Market
Rank
Birmingham, AL $10.1
1
Nashville, TN $7.0 1
Tampa, FL $5.0 4
Miami, FL $4.0
11
Memphis, TN $3.9 2
Atlanta, GA $3.3 6
St. Louis, MO $3.0
4
Jackson, MS $2.9 2
New Orleans, LA $2.4 4
Mobile, AL $2.3
1
($ in billions)
National Average: 3.9%
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Rank Name
Market
Share
1 Bank of America 11.1%
2 Wells Fargo 9.9%
3 Regions 9.4%
4 SunTrust 6.7%
5 JPMorgan Chase 3.8%
6 BB&T 3.0%
7 Capital One 2.2%
8 First Horizon 2.0%
9 Hancock 1.7%
10 Citi 1.6%
FOOTPRINT POSITIONING
CHARACTERIZED BY HIGH MARKET SHARE, HIGH
GROWTH MARKETS
Weighted Average Deposit Market
Share in Regions’ Core Markets
1.0%
8.8%
4.4%
2.0%
10.1%
4.3%
1.4%
3.7%
9.6%
3.4%
’10-’15
Population
Growth

2012 ACCOMPLISHMENT HIGHLIGHTS
Enhance Risk
Management
Focus on the
Customer
Strengthen
Financial
Performance
Build the Best
Team
Manage Performance
Strategic Priorities
•
Capital plan approved and executed
•
Executed MK transaction, raised $900 million in equity, repaid TARP, repurchased warrant
•
Achieved sustainable profitability
•
Investment grade rating improvement
•
Enhanced technology platform; teller image capture, sales and service, mainframe replacement
•
Strengthened enterprise risk management disciplines and improved credit risk profile
•
I
Issued preferred stock of $500 million and redeemed $345 million of Trust Preferred Securities

REVENUE GROWTH – STEADY PROGRESS
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, PNC, STI, USB,  WFC, ZION
Source: SNL Financial
Growth in Total Revenue Linked Quarter vs Peers
-0.5%
-0.4%
0.4%
1.3%
0.1%
2.2%
0.8%
1.2%
-0.7%
-1.1%
3Q11 4Q11 1Q12 2Q12 3Q12
Regions Peer Median

REGIONS HAS THE SECOND LOWEST EXPENSE TO
ASSETS RATIO VS PEERS
(1) Adjusted to exclude non-core items, ratios are annualized – See appendix for reconciliation
Peer banks include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
Source: SNL Financial
Non-Interest Expense
(1)
/ Average Assets
2.7%
2.8%
2.9%
3.0%
3.1%
3.3%
3.3%
3.4%
3.4%
3.5%
3.6%
3.9%
4.2%
Bank
#1
RF Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
Bank
#12
Bank
#13

FOCUSED ON IMPROVED EFFICIENCY
(1) Non-GAAP – See appendix for reconciliation
Note:  Results from Continuing Operations
Peer banks include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
Source: SNL Financial
Efficiency Ratio
(1)
Target- Mid to
High 50s
3Q11 4Q11 1Q12 2Q12 3Q12
Regions Peer Median
61.8%
64.6%
67.9%
64.6%
64.3%
64.9%
69.4%
65.0%
62.8%
64.3%

CONTINUED ASSET QUALITY IMPROVEMENT;
SIGNIFICANT CREDIT LEVERAGE REMAINS
Allowance for Loan Losses / Total Loans
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, PNC, STI, USB,  WFC, ZION
Source: SNL Financial
35% decrease Y-O-Y
Non-Performing Assets
$3,391
$2,996
$2,641
$2,331
$2,215
3Q11 4Q11 1Q12 2Q12 3Q12 3Q11 4Q11 1Q12 2Q12 3Q12
Regions Peer Group Median
3.73%
2.74%
2.58%
1.84%

SOLID CAPITAL AND LIQUIDITY
Loan to Deposit Ratio
(1) Non-GAAP – See appendix for reconciliation
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, PNC, STI, USB,  WFC, ZION
Source: SNL Financial
Tier 1 Common Ratio
(1)
3Q11 4Q11 1Q12 2Q12 3Q12 3Q11 4Q11 1Q12 2Q12 3Q12
82.8%
81.1%
79.0%
80.1%
79.3%
90.3%
89.8%
89.7%
88.7%
88.4%
8.2%
8.5%
9.6%
9.9%
10.5%
9.8%
9.7%
9.9%
10.0%
9.8%
Regions Peer Median
Regions Peer Median

•
Getting a full and detailed view of customer financial needs – 360° View
•
Deepening customer relationships through cross-sell
•
Going to market as One bank, One team, One Regions – making
referrals and meeting needs
•
Providing service quality that creates exceptional loyalty & retention
CREATING SHARED VALUE FOR OUR CUSTOMERS, OUR
COMMUNITIES, OUR ASSOCIATES AND OUR
SHAREHOLDERS THROUGH…

Community Service Housing Assistance Disaster Response Policy
•
Regions associates
volunteered for nearly 5,300
community service activities
in first-half 2012
•
Included teaching 3,300-plus
financial education classes
•
Impacted students at all
levels, potential first-time
homebuyers, small business
owners
•
Significant increase over
previous years due to
company-wide emphasis on
service
•
Regions Customer
Assistance Program (CAP)
has helped more than 45,000
homeowners restructure $3.9
billion in mortgages, keeping
people in their homes after
job loss, natural disasters
and other setbacks
•
Regions foreclosure rate
remains well below industry
average
•
Regions promotes affordable
housing by investing in Low
Income Housing Tax Credits
•
Penalty free withdrawals on
CDs
•
Personal and business loan
deferral
•
Up to 3 months payment
forbearance/extensions for
all Consumer Loan/Line
Products
•
ATM fees waived
•
NSF/OD Fees waived
•
Mobile ATM available for
deployment
OUR APPROACH TO SERVING OUR COMMUNITIES

Business Services – Key Focus Areas for 2013
TRANSITION TO GROWTH
Healthcare
Technology/Defense
Energy
(Houston)
(Atlanta)
(Charlotte)
(Nashville)
•
Acquire, retain and deepen
relationships
•
Maintain disciplined focus on
specialized industries to drive growth
•
Specialized Industries:
Healthcare, Restaurant,
Transportation, Technology &
Defense, and Energy
•
We are still in the Investor Real
Estate business, where appropriate
•
Get paid for the risks we take
•
Stay focused on prudent Risk
Management disciplines, including
risk rating accuracy
Transportation
Restaurant

Continue Executing our new Wealth Management Strategy - Key
Focus Areas for 2013
•
Broaden and deepen relationships
•
Grow trust assets under management
•
Roll out branch-based Financial Consultants-
Cetera
•
Enhance performance management and
coaching culture
•
Stay focused on prudent risk management
disciplines
•
Listen to customers’ goals and deliver
products and services they need
•
Expand service and product offerings
TRANSITION TO GROWTH

Consumer Services – Key Focus Areas for 2013
•
Deepen relationships
•
Attract, retain and expand quality consumer households
•
Stabilize and grow quality earning assets – get paid for
the risks we take
•
Leverage NOW Banking products to bank the under-
banked markets
•
Continue to prudently grow credit cards, mortgage and
indirect lending
•
Remain focused on disciplined risk management,
compliance and regulatory issues
•
Provide trustworthy advice, guidance and education to
help our customers succeed financially
•
Leverage technology to improve channel capabilities,
sales and efficiency
TRANSITION TO GROWTH

17 APPENDIX

FORWARD-LOOKING STATEMENTS
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private
Securities Litigation Reform Act of 1995 (“ the Act” ) provides a “ safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act” ) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending.  Additionally, the U.S. Treasury Department and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
› Possible stresses in the financial and real estate markets, including possible deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions'
business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
    › The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-
Looking Statements” and “ Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011 and the "Forward-Looking Statements" section of Regions'
Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2012. The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

NON-GAAP RECONCILIATION: NON-INTEREST EXPENSE
The table below presents non-interest expense (GAAP) excluding certain adjustments to arrive at adjusted non-interest expense (non-
GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  This non-GAAP financial measure is also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as that applied by management.
($ amounts in millions)    9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
Continuing Operations
Non-interest expense (GAAP) 869 $           842 $           913 $           1,124 $       850 $
Adjustments:
Securities impairment, net -               (2)                 -               (2)                 -
Branch consolidation and property and equipment charges -               -               -               2                   -
Goodwill impairment -               -               -               (253)             -
Adjusted non-interest expense (non-GAAP) G 869 $           840 $           913 $           871 $           850 $
Quarter Ended

NON-GAAP RECONCILIATION: FEE INCOME RATIOS AND
EFFICIENCY RATIOS
($ amounts in millions)    9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
Continuing Operations
Non-interest expense (GAAP) 869 $           842 $           913 $           1,124 $       850 $
Adjustments:
Securities impairment, net -               (2)                 -               (2)                 -
Branch consolidation and property and equipment charges -               -               -               2                   -
Goodwill impairment -               -               -               (253)             -
Adjusted non-interest expense (non-GAAP) G 869 $           840 $           913 $           871 $           850 $
Net interest income, taxable-equivalent basis (GAAP) 830 $           850 $           839 $           858 $           859 $
Non-interest income (GAAP) 533 $           507 $           524 $           507 $           513 $
Adjustments:
Securities (gains) losses, net (12)               (12)               (12)               (7)                 1
Leveraged lease termination (gains) losses, net -                     (7)                 (7)                 (10)               2
Adjusted non-interest income (non-GAAP) H 521              488              505              490              516
Adjusted total revenue (non-GAAP) I 1,351 $       1,338 $       1,344 $       1,348 $       1,375 $
Fee income ratio (non-GAAP) H/I 38.6% 36.5% 37.6% 36.4% 37.5%
Efficiency ratio (non-GAAP) G/I 64.3% 62.8% 67.9% 64.6% 61.8%
Quarter Ended
The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue.  The table also shows the fee ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors.  Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee ratio.  Net interest income on a fully taxable-
equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP).  Adjustments are made to arrive at adjusted total revenue
(non-GAAP), which is the denominator for the fee and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.
These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

NON-GAAP RECONCILIATION: TIER 1 COMMON
The following table provides  calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP).  Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations.
In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, management believe s that it is useful to provide investors the ability to assess Regions' capital adequacy on this same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP).  Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP).  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED
Stockholders' equity (GAAP)  14,901 $     14,455 $  17,534 $  16,499 $  17,263 $
Accumulated other comprehensive (income) loss  (202) (54) 60 69 (92)
Non-qualifying goodwill and intangibles  (4,836) (4,852) (4,881) (4,900) (5,649)
Disallowed deferred tax assets (238) (336) (345) (432) (506)
Disallowed servicing assets (33) (33) (36) (35) (35)
Qualifying non-controlling interests  93 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  10,531 $     10,118 $  13,270 $  12,139 $  11,919 $
Qualifying non-controlling interests  (93) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  - - (3,429) (3,419) (3,409)
Tier 1 common equity (non-GAAP)  O 9,592 $       9,180 $    8,903 $    7,782 $    7,572 $
Risk-weighted assets (regulatory)  P 91,723 91,779 92,546 91,449 92,786
Tier 1 common risk-based ratio (non-GAAP)  O/P 10.5% 10.0% 9.6% 8.5% 8.2%
($ amounts in millions, except per share data)
9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
As of and for Quarter Ended